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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                AMENDMENT NO. 1

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                            SECURITIES EXCHANGE ACT

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 3, 1994

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                          SANTA FE PACIFIC CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                 1-8627                                36-3258709
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

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    1700 EAST GOLF ROAD, SCHAUMBURG,                   60173-5860
                ILLINOIS                               (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

                                 (708) 995-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits: Included as Exhibit 99 is financial information restated to reflect Santa Fe Pacific Corporation's gold operations as discontinued operations. See Exhibit Index included herewith at E-1.

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                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Santa Fe Pacific Corporation
                                           (Registrant)

                                                /s/ Thomas N. Hund
                                          By: _________________________________

                                                Thomas N. Hund

                                              Vice President and Controller

Date: October 5, 1994

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                          SANTA FE PACIFIC CORPORATION

                               INDEX OF EXHIBITS

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                                                                    SEQUENTIAL
 EXHIBIT                                                               PAGE
 NUMBER                    DOCUMENT DESCRIPTION                       NUMBER
 -------                   --------------------                     ----------
 23      Consent of Independent Accountants.
 99      Santa Fe Pacific Corporation financial information
         restated for discontinued operations. The following
         financial information is included:
         2. Management's Discussion and Analysis of Results of
            Operations and Financial Condition                           1
         3. Consolidated Financial Statements:
         Report of Independent Accountants                              11
         Consolidated Statement of Operations for the three years
            ended December 31, 1993                                     12
         Consolidated Balance Sheet at December 31, 1993 and 1992       13
         Consolidated Statement of Cash Flows for the three years
            ended December 31, 1993                                     14
         Consolidated Statement of Shareholders' Equity for the
            three years ended December 31, 1993                         15
         Notes to Consolidated Financial Statements                     16
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                                      E-1